UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2021

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Waterfront Place, Suite 201, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 22, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Limbach Holdings, Inc. (the “Company”) determined to modify the compensation arrangements for 2022 for (i) Charles A. Bacon, III, the Company’s President and Chief Executive Officer, (ii) Michael M. McCann, the Company’s Chief Operating Officer and (iii) Jayme L. Brooks, the Company’s Executive Vice President and Chief Financial Officer. These modifications will be effective beginning in 2022.
For 2022, the Committee established that Messrs. Bacon and McCann’s and Mrs. Brooks’ annual base salaries would be set at $650,000 (an increase of $32,000 from 2021), $417,500 (an increase of $30,000 from 2021) and $394,500 (an increase of $12,000 from 2021), respectively. Additionally, in January 2022, under the Company’s long term incentive plan (“LTIP”), Messrs. Bacon and McCann and Mrs. Brooks, will be awarded restricted stock units valued in dollars based on a percentage of their 2022 annual base salaries. Messrs. Bacon and McCann’s and Mrs. Brooks’ 2022 LTIP awards will be based on 100%, 100% and 70%, respectively, of their 2022 annual base salaries. The LTIP awards will vest over three years and one-third of the awards will be based on time based vesting and two-thirds of the awards will be based on performance-based vesting. There were no changes made by the Committee for Messrs. Bacon and McCann’s and Mrs. Brooks’ target percentages under the Company’s cash bonus awards for 2022 under the Company’s short term incentive plan. As such, the target award bonus percentages for 2022 for Messrs. Bacon and McCann and Mrs. Brooks remain at 100%, 70%, and 60%, respectively, of their 2022 base salaries.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Chief Financial Officer

Dated: November 29, 2021